SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 18, 2011

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:     (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2011, the Board of Directors of Northwest Bancshares, Inc. granted stock options and restricted stock to all directors and named executive officers.  The form of grant agreements are filed as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
10.1	Form of stock option agreement with employees.
10.2	Form of stock option agreement with outside directors.
10.3	Form of restricted stock agreement with employees.
10.4	Form of restricted stock agreement with outside directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE: May 24, 2011	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer